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EATON VANCE(R)
==============
MANAGED INVESTMENTS

[graphic omitted]

Annual Report October 31, 2001


                                   EATON VANCE
                                   FLOATING-RATE
                                   HIGH INCOME
                                       FUND

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

LETTER TO SHAREHOLDERS

[Photo of James B. Hawkes]
James B. Hawkes
President

A slower economy created a very difficult investment environment in the loan market in the past year. As measured by the Consumer Price Index, inflation posted a rise of just 2.13% during that period. Against this backdrop, investors' income returns from short-term instruments declined correspondingly. That trend was similarly reflected in the level of dividends and the distribution rate of Eaton Vance Floating-Rate High Income Fund. Based on a net asset value per share of $9.55 and dividends of $0.662, the Fund's Class B shares had a distribution rate of 4.89% on October 31, 2001.(1) The SEC 30-day yield for the Fund's Class B shares was 4.83% at October 31.(2)

Based on a net asset value per share of $9.54 and dividends of $0.662, the Fund's Class C shares had a distribution rate of 4.89% at October 31, 2001.(1) The SEC 30-day yield for the Fund's Class C shares was 4.84% at October 31.(2)

Based on a net asset value per share of $9.55 and dividends of $0.722, the Fund's Advisers Class shares had a distribution rate of 5.64% at October 31, 2001.(1) The SEC 30-day yield for the Fund's Advisers Class shares was 5.59% at October 31.(2)

Based on a net asset value per share of $9.55 and dividends of $0.742, the Fund's Institutional shares had a distribution rate of 5.89% at October 31, 2001.(1) The SEC 30-day yield for the Fund's Institutional shares was 5.85% at October 31.(2)

The loan market was pressured by the slow economy and credit concerns...
2001 has been most notable for a steep decline in interest rates, the onset of an economic recession and increasing uncertainty following the tragic events of September 11. Early in the year, the Federal Reserve reversed its anti-inflation course of 2000 and embarked on a campaign to boost economic activity. Not surprisingly, the loan market felt the impact of the economic downturn, as slower business conditions produced concerns over credit quality. In addition, the Fed's successive rate cuts produced lower returns for loans. While Eaton Vance Floating-Rate High Income Fund's returns mirrored that trend, the Fund nonetheless maintained an attractive yield advantage over most other short-term, fixed-income asset classes.

Looking ahead, we believe that Eaton Vance Floating-Rate High Income Fund - investing primarily in senior, secured, floating-rate loans - offers a unique way for fixed-income investors to benefit from an eventual turnaround in the economy and uptick in interest rates. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review the events of the past year and look ahead to 2001.

                                                      Sincerely,

                                                  /s/ James B. Hawkes

                                                      James B. Hawkes
                                                      President
                                                      December 5, 2001
Fund Information
as of October 31, 2001

Performance(3)

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
                                               Institutional      Advisers
                   Class B        Class C           Class           Class
                   --------       --------     -------------      ---------
One year           2.86%           2.75%            3.58%            3.49%
Life of Fund+      2.94            2.87             3.49             3.43

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One year          -1.95%           1.79%            3.58%            3.49
Life of Fund+     -1.17            2.87             3.49             3.43

+Inception Dates - Class B: 9/5/00; Class C: 9/5/00;
 Institutional Class: 9/15/00; Advisers Class: 9/7/00

Ten Largest Holdings(4)
-----------------------------------------------------------
Charter Communications Operating, LLC       3.5%
Western Wireless                            1.8
Rite-Aid Corp.                              1.8
Insight Midwest Holdings, LLC               1.7
Broadwing                                   1.6
Crown Cork & Seal, Inc.                     1.4
Winn-Dixie, Inc.                            1.4
Blockbuster Corp.                           1.3
Centennial Cellular Corp.                   1.3
Six Flags Theme Parks, Inc.                 1.2

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Advisers Class and Institutional Class shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return. (4) Ten largest holdings account for 17.0% of the Portfolio's floating-rate investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]
Scott H. Page

[Photo of Payson F. Swaffield]
Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Eaton Vance Floating-Rate High Income Fund.

Q:  Scott, how would you describe the loan market during the past year?

A: Mr. Page: The past year has been an especially challenging period for the loan market, as a weakening economy led to a deterioration in credit conditions, while sharply lower interest rates led to significantly lower investment returns. The impact of the weak economy has been most severe on borrowers in the telecom and technology sectors. Wireline telecom has felt the impact of increasing competition and overcapacity, while technology companies have suffered from declining computer and network expenditures by businesses.

    In an effort to boost the economy, the Federal Reserve initiated a series of interest rate cuts in January. From January through November, the Fed reduced its Federal Funds rate - a key short-term interest rate barometer - a total of 450 basis points (4.50%). Those rate reductions were reflected in near lockstep fashion by similar cuts in LIBOR, which is used to determine interest rates on floating-rate loans. As a result, returns on floating-rate loans declined significantly.

    Meanwhile, the U.S. economy has moved into recession. Third quarter Gross Domestic Product - the broadest measure of the nation's economic activity - contracted at its fastest rate since 1991. Not surprisingly, default rates for borrowers rose to their highest level since 1991, during the previous recession. While these trends were in place even before the tragic events of September 11, the terrorist attacks dealt a further blow to consumer confidence. Amid these developments, loan prices were under pressure for much of the period.

Q: Payson, despite the difficult market conditions, the Fund outpaced its benchmark, the CSFB Leveraged Loan Index. To what do you attribute the Fund's relative outperformance?

A: Mr. Swaffield: There were several keys to the Fund's outperformance. First, we avoided some of the troubled sectors that have suffered most in the slowing economy. For example, in the telecom sector, we avoided, or sold early on, issues in the competitive local exchange carrier (CLEC) and long-haul broadband sectors - which absorbed the worst of the telecom debacle - and focused instead on companies in the wireless and cable segments whose business models place them closer to the end-user.

    The Fund also benefited from its increasing diversification, which has been helpful in an economic downturn. The Portfolio's 206 borrowers represented 50 industries, including many companies with defensive characteristics, such as drug retailers and cable television operators. Finally, the Portfolio's larger-than-usual cash position provided a margin of comfort in a declining market, as well as the ability to take advantage of buying opportunities as they arose.

Q:  How did the Fund's investment in High Income Portfolio impact performance?

A: Mr. Page: Predictably, the Portfolio's investment in High Income Portfolio provided an attractive addition to income. However, the high-yield bond market was also under severe pressure. The wireline telecom sector weighed heavily on the entire high-yield market due to its large percentage of total market capitalization. Technology-related issues suffered from significantly lower sales of technology equipment. However, high-yield quality spreads in the 450-800 basis point (4.5-8.0%) range have provided more than adequate compensation for the added volatility.

Q:  How did the loan market fare relative to bonds during the past year?

A: Mr. Swaffield: The loan market lagged the bond market during the past year. The Fed's determined lowering of short-term interest rates provided an ideal investment climate for bonds, which typically respond well in a declining rate environment. However, it's important to point out that the Fed's actions are likely to promote an economic recovery at some point. While the timing of such a rebound is difficult to pinpoint, it would likely signal an end to the rate declines we've seen over the past year. In fact, a sustained recovery would probably bring higher interest rates, a distinctly negative development for the bond market.

    It's worth noting that, as of early November 2001, the Federal Funds rate was 2.00%, its lowest level since the early 1960s. That suggests that there is relatively little room for further interest rate cuts. Therefore, the interest rate risk for bonds has risen significantly. In contrast, because the returns on floating-rate loans have historically tended to rise when rates have increased, their risk/reward balance has been greatly improved.

Q:  How have you positioned the Portfolio in recent months?

A: Mr. Page: The flexibility of the Portfolio has enabled us to adjust to the changing economic climate. As I indicated earlier, that included an emphasis on what we view as defensive industries that generally retain relatively strong revenues in a weak economic environment. For example, the Portfolio's largest industry weighting at October 31 was cable television, at 9.3%. While the cable industry has managed to increase its subscriber base, the growth has been especially impressive in rural areas, where competition is less intense. In addition, the companies continue to enjoy pricing flexibility, a very attractive characteristic in a weak economy.

    Other defensive sectors that were well-represented in the Portfolio included drug retailers, food and beverage producers and health care providers.

Q:  What are some of the Portfolio's largest investments?

A: Mr. Swaffield: The Portfolio's largest holding at October 31 remained Charter Communications, the nation's fourth largest cable television operator, with 6.4 million customers. Charter provides services that include cable, digital television, high-speed Internet access, video programming and video-on-demand. Charter hopes to leverage its broadband network further in coming years by offering an increasing array of telephony-related services.

    In the telecom sector, Western Wireless provides wireless telecom services in 19 western states under the Cellular One brand name. In the nine months ended September 30, the company generated a 32% increase in revenues, benefiting from continuing strong subscriber growth in its primarily rural market areas.

    In the drug retailing sector, Rite-Aid Corp. is the second largest retail drugstore chain in the U.S., operating nearly 3,700 stores in 30 states. In addition to prescription drugs, the company has expanded its "front-end" offerings, such as seasonal merchandise and photo processing.

    Finally, in the entertainment sector, Blockbuster Entertainment Corp. is the nation's leading renter of video cassettes, DVDs and video games, operating nearly 7,700 stores in the U.S. and 25 foreign countries. The company has enjoyed strong growth and is increasingly exploring the use of innovative technologies and new retail outlets for a customer base that reaches 51 million people.

Q:  What is your outlook for the loan market in the coming year?

A: Mr. Page: With the economy now in recession, the rate of recovery is, of course, a concern to the financial markets. However, the Federal Reserve has pursued a very accommodative monetary policy, which is likely to result in a revived economy in the coming year. Moreover, we believe many of the excesses in the telecom and technology sectors have been eliminated. That is a healthy development for the future.

    In addition, loan market prices appear to have already discounted the recession. While it's likely that the slow economy may last for some months to come, many businesses have adapted to the slower economy. With lower interest rates having set the stage for recovery, well-positioned businesses can be counted on to renew their capital spending when more signs of a turnaround emerge.

    Mr. Swaffield: It's important to remember that when the economy enters a recession, lenders typically tend to become more conservative in structuring their loans. That is a clear benefit to investors in the loan market. When the economy starts to rebound, credit quality is likely to improve, a further boon to investors. And finally, with interest rates at or close to their cyclical lows, floating-rate loans are poised to benefit from an eventual uptick in rates. Clearly, the economy is subject to changes in coming months. But whichever direction the economy takes, we believe that the Portfolio is well-positioned to find attractive opportunities in the loan market.

--------------------------------------------------------------------------------

    Five Largest Sector Weightings(1)
    --------------------------------------------
    BY TOTAL NET ASSETS

    CABLE TELEVISION                         9.3%
    BROADCAST MEDIA                          6.2%
    CHEMICALS                                4.8%
    TELECOM - WIRELESS                       4.6%
    ENTERTAINMENT                            4.4%

    Portfolio Overview(1)
    --------------------------------------------

    Total net assets              $1.388 billion
    Number of borrowers                     206
    Industries represented                   50
    Days-to-interest rate reset         44 days
    Average maturity                  4.8 years
    Average size per borrowing    $5.85 million
    As % of total net assets              0.42%

    (1) Five largest sector weightings account for 29.3% of the Portfolio's floating-rate investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Sector Weightings and Portfolio Overview are as of 10/31/01 and are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate High Income Fund Class B vs. the CSFB Leveraged Loan Index* September 30, 2000-October 31, 2001

        Floating-Rate High Income - Class B
               Inception: 9/5/00

                             Fund         Fund         CSFB            CSFB
                           Value at    Value With  Leveraged Loan   High Yield
        Date                 NAV      Sales Charge    Index           Index

     9/30/2000               10000                   10000
    10/31/2000               10095                   10005
    11/30/2000               10114                   10027
    12/31/2000               10197                   10097
     1/31/2001               10374                   10158
     2/28/2001               10427                   10246
     3/31/2001               10410                   10258
     4/30/2001               10415                   10215
     5/31/2001               10493                   10337
     6/30/2001               10437                   10350
     7/31/2001               10475                   10376
     8/31/2001               10511                   10459
     9/30/2001               10340                   10259
    10/31/2001               10383                   10099
       Less 5%
    10/31/2001

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate High Income Fund Class C vs. the CSFB Leveraged Loan Index* September 30, 2000-October 31, 2001

        Floating-Rate High Income - Class C
               Inception: 9/5/00

                             Fund         Fund         CSFB            CSFB
                           Value at    Value With  Leveraged Loan   High Yield
        Date                 NAV      Sales Charge    Index           Index

     9/30/2000               10000        N/A         10000
    10/31/2000               10097                    10005
    11/30/2000               10117                    10027
    12/31/2000               10200                    10097
     1/31/2001               10366                    10158
     2/28/2001               10419                    10246
     3/31/2001               10401                    10258
     4/30/2001               10418                    10215
     5/31/2001               10485                    10337
     6/30/2001               10440                    10350
     7/31/2001               10467                    10376
     8/31/2001               10503                    10459
     9/30/2001               10343                    10259
    10/31/2001               10375                    10099

Performance**

                                               Institutional     Advisers
                            Class B  Class C      Class            Class
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One year                    2.86%     2.75%        3.58%          3.49%
Life of Fund+               2.94      2.87         3.49           3.43
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                   -1.95%     1.79%        3.58%          3.49%
Life of Fund+              -1.17      2.87         3.49           3.43

+-Inception Dates - Class B: 9/5/00; Class C: 9/5/00; Institutional Class:
9/15/00; Advisers Class: 9/7/00

* Sources: TowersData, Bethesda, MD.; Donaldson, Lufkin & Jenrette; Bloomberg. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Adviser Class shares on 9/7/00 at net asset value would have been worth $10,395 on October 31, 2001. An investment in the Fund's Institutional Class shares on 9/15/00 at net asset value would have been worth $10,396 on October 31, 2001.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
  - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2001

ASSETS
-------------------------------------------------------------------------------

Investment in Floating Rate Portfolio, at value (identified
  cost, $547,353,784)                                           $536,791,451
Investment in High Income Portfolio, at value (identified
  cost, $93,409,419)                                              85,814,951
Receivable for Fund shares sold                                      653,237
Receivable from the Administrator                                    230,403
-------------------------------------------------------------------------------
Total assets                                                    $623,490,042
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for Fund shares redeemed                                $  1,627,715
Dividends payable                                                    803,292
Payable to affiliate for distribution and service fees               123,222
Payable to affiliate for Trustees' fees                                  200
Accrued expenses                                                     280,919
-------------------------------------------------------------------------------
Total liabilities                                               $  2,835,348
-------------------------------------------------------------------------------
Net Assets                                                      $620,654,694
-------------------------------------------------------------------------------

SOURCES OF NET ASSETS
-------------------------------------------------------------------------------
Paid-in capital                                                 $646,168,896
Accumulated net realized loss from Portfolio (computed on the
  basis of identified cost)                                       (7,454,814)
Accumulated undistributed net investment income                       97,413
Net unrealized depreciation from Portfolio (computed on the
  basis of identified cost)                                      (18,156,801)
-------------------------------------------------------------------------------
Total                                                           $620,654,694
-------------------------------------------------------------------------------

ADVISERS SHARES
-------------------------------------------------------------------------------
Net Assets                                                      $ 33,772,950
Shares Outstanding                                                 3,537,235
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
    outstanding)                                                $       9.55
-------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------
Net Assets                                                      $202,557,412
Shares Outstanding                                                21,215,207
Net Asset Value, Offering Price and Redemption Price Per
  Share net assets / shares of beneficial interest
    outstanding)                                                $       9.55
-------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------
Net Assets                                                      $376,884,020
Shares Outstanding                                                39,486,825
Net Asset Value, Offering Price and Redemption Price Per
  Share(net assets / shares of beneficial interest
    outstanding)                                                $       9.54
-------------------------------------------------------------------------------
Institutional Shares
-------------------------------------------------------------------------------
Net Assets                                                      $  7,440,312
Shares Outstanding                                                   778,784
Net Asset Value, Offering Price and Redemption Price Per
  Share (net assets / shares of beneficial interest
    outstanding)                                                $       9.55
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
October 31, 2001

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest allocated from Portfolios                                 $40,425,349
Dividends allocated from Portfolio                                     693,659
Expenses allocated from Portfolios                                  (2,883,839)
-------------------------------------------------------------------------------
Net investment income from Portfolios                              $38,235,169
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
Administration fee                                                  $  771,010
Trustees' fees and expenses                                              2,325
Distribution and service fees
  Advisers                                                              75,840
  Class B                                                            1,528,219
  Class C                                                            3,143,960
Transfer and dividend disbursing agent fees                            415,948
Registration fees                                                      234,306
Printing and postage                                                    64,056
Custodian fee                                                           25,028
Legal and accounting services                                           21,491
Miscellaneous                                                           46,831
-------------------------------------------------------------------------------
Total expenses                                                    $  6,329,014
-------------------------------------------------------------------------------
Deduct --
  Allocation of expenses to the Administrator                       $  230,403
  Reduction of administration fee                                      225,899
  Reduction of distribution and service fees                           453,982
-------------------------------------------------------------------------------
Total expense reductions                                            $  910,284
-------------------------------------------------------------------------------
Net expenses                                                      $  5,418,730
-------------------------------------------------------------------------------
Net investment income                                             $ 32,816,439
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolios
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                 $ (7,504,539)
  Foreign currency and forward foreign currency exchange contracts      30,403
-------------------------------------------------------------------------------
Net realized loss                                                 $ (7,474,136)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                           $  (17,251,554)
  Interest rate swap contracts                                        (424,196)
  Foreign currency and forward foreign currency exchange contracts      (5,790)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            $  (17,681,540)
-------------------------------------------------------------------------------
Net realized and unrealized loss                                $  (25,155,676)
-------------------------------------------------------------------------------
Net increase in net assets from operations                      $    7,660,763
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS  CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                        Year Ended         Period Ended
in Net Assets                           October 31, 2001   October 31, 2000(1)
-------------------------------------------------------------------------------
From operations --
  Net investment income                   $  32,816,439         $  1,040,492
  Net realized loss                          (7,474,136)             (77,064)
  Net change in unrealized appreciation
   (depreciation)                           (17,681,540)            (475,261)
-------------------------------------------------------------------------------
Net increase in net assets from
 operations                               $   7,660,763         $    488,167
-------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                              $  (2,124,154)        $    (39,023)
    Class B                                  (9,503,666)             (91,425)
    Class C                                 (20,120,516)            (588,507)
    Institutional                              (920,822)            (319,635)
  In excess of net investment income
    Class C                                          --                 (951)
-------------------------------------------------------------------------------
Total distributions to shareholders       $ (32,669,158)        $ (1,039,541)
-------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares
    Advisers                              $  46,715,335         $  7,330,094
    Class B                                 220,879,491           20,114,013
    Class C                                 431,720,002           90,155,407
    Institutional                             9,594,268           45,707,022
  Net asset value of shares issued to shareholders in
    payment of distributions declared
    Advisers                                  1,679,375               25,309
    Class B                                   5,646,350               64,007
    Class C                                  14,365,480              475,592
    Institutional                               366,596             301,688
  Cost of shares redeemed
    Advisers                                (20,137,616)            (258,604)
    Class B                                 (35,924,023)            (114,940)
    Class C                                (138,386,086)          (6,222,717)
    Institutional                           (47,881,580)                  --
-------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                 $ 488,637,592         $157,576,871
-------------------------------------------------------------------------------
Net increase in net assets                $ 463,629,197         $157,025,497
-------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------
At beginning of year                      $ 157,025,497         $         --
-------------------------------------------------------------------------------
At end of year                            $ 620,654,694         $157,025,497
-------------------------------------------------------------------------------
Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
-------------------------------------------------------------------------------
At end of year                            $      97,413         $     (2,247)
-------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS  CONT'D.

FINANCIAL HIGHLIGHTS

                                                                 Advisers
                                                           --------------------
                                                         Year Ended October 31,
                                                         ----------------------
                                                    2001            2000(1)(2)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year              $  9.930        $  10.000
-------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                             $  0.725        $   0.115
Net realized and unrealized loss                    (0.383)          (0.070)
-------------------------------------------------------------------------------
Total income from operations                      $  0.342        $   0.045
-------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------
From net investment income                        $ (0.722)       $  (0.115)
-------------------------------------------------------------------------------
Total distributions                               $ (0.722)       $  (0.115)
-------------------------------------------------------------------------------
Net asset value -- End of year                    $  9.550        $   9.930
-------------------------------------------------------------------------------
Total Return(3)                                       3.49%            0.44%
-------------------------------------------------------------------------------
Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $ 33,773        $   7,074
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                   1.03%             0.08%(5)
    Net investment income                             6.94%             7.31%(5)
Portfolio Turnover of the Floating-Rate Portfolio        52%                3%
Portfolio Turnover of the High Income Portfolio          83%               41%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
      Expenses(4)                                     1.16%            1.68%(5)
      Net investment income                           6.81%            5.71%(5)
  Net investment income per share                 $  0.711        $   0.090

-------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, September 7, 2000, to October
    31, 2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS  CONT'D.

FINANCIAL HIGHLIGHTS


                                                                Class B
                                                         --------------------
                                                         Year Ended October 31,
                                                         ----------------------
                                                     2001          2000(1)(2)
------------------------------------------------------------------------------
Net asset value -- Beginning of year               $  9.930        $  10.000
-------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                              $  0.664        $   0.125
Net realized and unrealized loss                     (0.382)          (0.070)
-------------------------------------------------------------------------------
Total income from operations                       $  0.282        $   0.055
-------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------
From net investment income                         $ (0.662)       $  (0.125)
-------------------------------------------------------------------------------
Total distributions                                $ (0.662)       $  (0.125)
-------------------------------------------------------------------------------
Net asset value -- End of year                     $  9.550        $   9.930
-------------------------------------------------------------------------------
Total Return(3)                                        2.86%            0.55%
-------------------------------------------------------------------------------
Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $202,557        $  20,008
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                    1.71%            0.12%(5)
    Net investment income                              6.18%            7.29%(5)
Portfolio Turnover of the Floating-Rate Portfolio        52%               3%
Portfolio Turnover of the High Income Portfolio          83%              41%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (As a percentage of average daily net assets):
    Expenses(4)                                        1.92%            2.41%(5)
    Net investment income                              5.97%            4.99%(5)
    Net investment income per share                $  0.641        $   0.086
--------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, September 5, 2000, to October
    31, 2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS  CONT'D.

FINANCIAL HIGHLIGHTS


                                                                Class C
                                                         --------------------
                                                         Year Ended October 31,
                                                         ----------------------
                                                       2001          2000(1)(2)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year              $  9.930        $   10.000
-------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                             $  0.665        $    0.126
Net realized and unrealized loss                    (0.393)           (0.069)
-------------------------------------------------------------------------------
Total income from operations                      $  0.272        $    0.057
-------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------
From net investment income                        $ (0.662)       $   (0.127)
In excess of net investment income                      --                --(3)
-------------------------------------------------------------------------------
Total distributions                               $ (0.662)       $   (0.127)
-------------------------------------------------------------------------------
Net asset value -- End of year                    $  9.540        $    9.930
-------------------------------------------------------------------------------
Total Return(4)                                       2.75%             0.57%
-------------------------------------------------------------------------------
Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $376,884        $   84,092
Ratios (As a percentage of average daily net assets):
    Net expenses(5)                                   1.66%             0.10%(6)
    Net investment income                             6.35%             8.16%(6)
Portfolio Turnover of the Floating-Rate Portfolio       52%                3%
Portfolio Turnover of the High Income Portfolio         83%               41%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser and/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
    Expenses(5)                                       1.89%             2.41%(6)
    Net investment income                             6.12%             5.85%(6)
    Net investment income per share               $  0.641        $    0.090
-------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, September 5, 2000, to October 31, 2000.
(3) Distributions in excess of net investment income are less than $0.001 per share.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolio's allocated expenses.
(6) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

FINANCIAL STATEMENTS  CONT'D.

FINANCIAL HIGHLIGHTS

                                                           Institutional
                                                       --------------------
                                                       Year Ended October 31,
                                                       ----------------------
                                                     2001          2000(1)(2)
-------------------------------------------------------------------------------
Net asset value -- Beginning of year               $  9.940        $  10.000
-------------------------------------------------------------------------------
Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                              $  0.750        $   0.097
Net realized and unrealized loss                     (0.398)          (0.061)
-------------------------------------------------------------------------------
Total income from operations                       $  0.352        $   0.036
-------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------
From net investment income                         $ (0.742)       $  (0.096)
-------------------------------------------------------------------------------
Total distributions                                $ (0.742)       $  (0.096)
-------------------------------------------------------------------------------
Net asset value -- End of year                     $  9.550        $   9.940
-------------------------------------------------------------------------------
Total Return(3)                                        3.58%            0.36%
-------------------------------------------------------------------------------
Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $  7,440        $  45,852
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                   0.58%             0.08%(5)
    Net investment income                             7.95%             8.87%(5)
Portfolio Turnover of the Floating-Rate Portfolio       52%                3%
Portfolio Turnover of the High Income Portfolio         83%                41%
-------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee and an allocation of expenses to the Investment Adviser and/ Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
  Ratios (As a percentage of average daily net assets):
    Expenses(4)                                       0.71%             1.45%(5)
    Net investment income                             7.82%             7.50%(5)
    Net investment income per share                $  0.738        $   0.082
-------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, September 15, 2000, to October 31, 2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Floating-Rate High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund offers four classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (38.7% and 7.2% at October 31, 2001, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors, Inc.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2001, the Fund, for Federal income tax purposes, had a capital loss carryover of $7,406,144, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($9,059) and on October 31, 2009 ($7,397,085).

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of Amercia require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        Year Ended October 31,
                                                        -----------------------
  Advisers                                              2001           2000(1)
  ------------------------------------------------------------------------------

  Sales                                              4,719,698           736,082
  Issued to shareholders electing to receive
    payments of distributions in Fund shares           171,472             2,549
  Redemptions                                       (2,066,523)          (26,043)
  ------------------------------------------------------------------------------

  Net increase                                       2,824,647           712,588
  ------------------------------------------------------------------------------

                                                        Year Ended October 31,
                                                        -----------------------
  Class B                                               2001           2000(2)
  ------------------------------------------------------------------------------
  Sales                                             22,306,466         2,020,226
  Issued to shareholders electing to receive
    payments of distributions in Fund shares           576,514             6,446
  Redemptions                                       (3,682,886)          (11,560)
  ------------------------------------------------------------------------------

  Net increase                                      19,200,094         2,015,112
  ------------------------------------------------------------------------------

                                                        Year Ended October 31,
                                                        ------------------------
  Class C                                               2001           2000(2)
  ------------------------------------------------------------------------------

  Sales                                             43,711,488         9,048,939
  Issued to shareholders electing to receive
    payments of distributions in Fund shares         1,465,461            47,894
  Redemptions                                      (14,161,428)         (625,528)
  ------------------------------------------------------------------------------

  Net increase                                      31,015,521         8,471,305
  ------------------------------------------------------------------------------

                                                         Year Ended October 31,
                                                         -----------------------
  Institutional                                         2001           2000(3)
  ------------------------------------------------------------------------------

  Sales                                                969,475         4,584,475
  Issued to shareholders electing to receive payments
    of distributions in Fund shares                     37,276            30,351
  Redemptions                                       (4,842,793)               --
  ------------------------------------------------------------------------------

  Net increase (decrease)                           (3,836,042)        4,614,826
  ------------------------------------------------------------------------------
  (1) For the period from the start of business, September 7, 2000, to October
      31, 2000.
  (2) For the period from the start of business, September 5, 2000, to October
      31, 2000.
  (3) For the period from the start of business, September 15, 2000, to October
      31, 2000.

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2001, the fee amounted to $771,010. To enhance the net income of the Fund, EVM waived $225,899 of the administration fee. In addition, EVM was allocated $230,403 of the Fund's operating expenses. The Portfolios have engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
  ------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2001, the Fund paid or accrued $1,146,165 and $2,357,971, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $9,956,340 and $18,058,079 for Class B and Class C shares, respectively. To enhance the net income of the Fund, EVD waived $123,926 and $329,869, respectively, of the distribution fee for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to the Advisers Class, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $75,840, $382,054, and $785,989 for Advisers Class, Class B, and Class C shares, respectively. To enhance the net income of the Fund, EVD waived $187 of the service fees for Advisers Class.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. The Fund has been informed that EVD received approximately $525,617 and $423,934 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2001.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2001, aggregated $509,554,446 and $138,396,898, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2001, aggregated $97,361,706 and $10,814,536, respectively.

8 Investment in Portfolios
  ------------------------------------------------------------------------------
  For the year ended October 31, 2001, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                              Floating            High
                                Rate             Income
                              Portfolio        Portfolio         Total
  ----------------------------------------------------------------------------
  Interest income          $  32,339,705     $  8,085,644    $ 40,425,349
  Dividend Income                     --          693,659         693,659
  Expenses                    (2,411,231)        (472,608)     (2,883,839)

  ----------------------------------------------------------------------------
  Net investment income    $  29,928,474     $  8,306,695      38,235,169

  ----------------------------------------------------------------------------
  Net realized gain (loss) --
   Investments (identified
   cost basis)             $     303,952     $ (7,808,491)   $ (7,504,539)
  Foreign currency, and
   forward foreign currency
   exchange contracts                 --           30,403          30,403

  ----------------------------------------------------------------------------
  Net realized gain (loss)
   on investments          $     303,952     $ (7,778,088)   $ (7,474,136)

  ----------------------------------------------------------------------------
  Change in unrealized
   appreciation
   (depreciation) investment
   transactions            $  (9,969,388)      (7,282,166)   $(17,251,554)
   Interest rate swap
   contracts                    (424,196)              --        (424,196)
  Foreign currency and
   forward foreign currency
   exchange contracts             (5,790)              --          (5,790)

  ----------------------------------------------------------------------------
  Net change in unrealized
   appreciation
   (depreciation)          $ (10,393,584)    $ (7,287,956)   $(17,681,540)

  ----------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Floating-Rate High Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate High Income Fund (the Fund) as of October 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets and the financial hightlights for the year then ended and for the period from the start of business, September 5, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate High Income Fund at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                                                           DELOITTE & TOUCHE LLP
                                                           Boston, Massachusetts
                                                           December 7, 2001

Floating Rate Portfolio as of October 31, 2001

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate
Interests -- 86.9%(1)

Principal
Amount                Borrower/Tranche Description                        Value
-------------------------------------------------------------------------------
Advertising -- 1.0%
-------------------------------------------------------------------------------
              Lamar Media Corp.
$ 10,972,500  Term Loan, Maturing March 1, 2006                  $   10,949,644
   3,211,950  Term Loan, Maturing August 1, 2006                      3,205,260
-------------------------------------------------------------------------------
                                                                 $   14,154,904
-------------------------------------------------------------------------------
Aerospace & Defense -- 2.3%
-------------------------------------------------------------------------------
              Aircraft Braking Systems Corp.
$  2,150,053  Term Loan, Maturing September 30, 2004             $    2,085,551
     637,791  Term Loan, Maturing September 30, 2005                    621,846
              Alliant Techsystems, Inc.
   5,970,000  Term Loan, Maturing April 20, 2009                      6,015,396
              Dyncorp
   6,500,000  Term Loan, Maturing December 9, 2006                    6,524,375
              Fairchild Holdings Corporation
   5,408,387  Term Loan, Maturing April 30, 2006                      5,042,311
              Hexcel Corporation
   5,132,190  Term Loan, Maturing August 25, 2005                     4,383,988
              Transdigm Holding Company
     701,367  Term Loan, Maturing May 15, 2006                          677,258
   1,792,383  Term Loan, Maturing May 15, 2007                        1,731,331
              United Defense Industries, Inc.
   4,975,000  Term Loan, Maturing October 6, 2005                     4,975,776
-------------------------------------------------------------------------------
                                                                 $   32,057,832
-------------------------------------------------------------------------------
Air Freight & Couriers  -- 0.1%
-------------------------------------------------------------------------------
              Evergreen International Aviation, Inc.
$    193,009  Term Loan, Maturing April 30, 2002                 $      173,708
   1,451,168  Term Loan, Maturing April 30, 2003                      1,306,051
     223,598  Term Loan, Maturing June 1, 2003                          201,238
-------------------------------------------------------------------------------
                                                                 $    1,680,997
-------------------------------------------------------------------------------
Auto Components  -- 1.1%
-------------------------------------------------------------------------------
              Accuride Corporation
$    819,524  Term Loan, Maturing January 21, 2006               $      643,326
   1,148,000  Term Loan, Maturing January 21, 2007                      901,180
              Collins & Aikman
   1,438,355  Term Loan, Maturing June 30, 2005                       1,323,286
              Exide Corporation
   5,438,016  Term Loan, Maturing March 18, 2005                      3,978,817
              Federal-Mogul Corporation
   1,067,000  Term Loan, Maturing February 24, 2004                     962,968
              J.L. French Automotive Castings, Inc.
   1,396,277  Term Loan, Maturing November 30, 2006                     905,834
              Metaldyne, Inc.
   4,000,000  Term Loan, Maturing May 31, 2008                        3,934,232
              Tenneco Automotive
     997,500  Term Loan, Maturing December 31, 2007                     757,477
     997,500  Term Loan, Maturing December 31, 2008                     757,477
              Venture Holdings Trust
   1,320,789  Term Loan, Maturing April 1, 2004                       1,155,690
-------------------------------------------------------------------------------
                                                                 $   15,320,287
-------------------------------------------------------------------------------
Broadcast Media  -- 6.2%
-------------------------------------------------------------------------------
              Benedek Broadcasting Corporation
$  1,500,000  Term Loan, Maturing November 20, 2007              $    1,338,305
              CanWest Media, Inc.
   6,760,657  Term Loan, Maturing May 15, 2008                        6,701,501
   4,224,344  Term Loan, Maturing May 15, 2009                        4,187,381
              Citadel Communications Corp.
   9,000,000  Term Loan, Maturing December 31, 2008                   8,963,442
              Corus Entertainment
   4,875,253  Term Loan, Maturing August 31, 2007                     4,887,441
              Discovery Communications, Inc.
  16,250,000  Term Loan, Maturing May 13, 2004                       16,046,875
              Lin Television Corp.
   6,386,269  Term Loan, Maturing March 31, 2007                      6,370,303
   2,309,339  Term Loan, Maturing September 30, 2007                  2,309,339
              Mediacom Broadband, LLC
   8,000,000  Term Loan, Maturing September 30, 2010                  7,927,504
              Nexstar Finance, LLC
   2,000,000  Term Loan, Maturing July 12, 2007                       1,978,126
              Paxson Communications Corporation
   3,990,000  Term Loan, Maturing June 30, 2006                       3,960,075
              Sinclair Broadcast Group, Inc.
   3,000,000  Term Loan, Maturing December 31, 2004                   2,939,064
   5,000,000  Term Loan, Maturing September 15, 2005                  4,898,440
              Susquehanna Media Co.
   2,000,000  Term Loan, Maturing June 30, 2007                       1,962,500
   5,230,000  Term Loan, Maturing June 30, 2008                       5,203,850
              Telemundo (FKA TLMD Aquisition Co.)
   6,000,000  Term Loan, Maturing May 15, 2008                        5,999,250
-------------------------------------------------------------------------------
                                                                 $   85,673,396
-------------------------------------------------------------------------------
Cable Television  -- 9.3%
-------------------------------------------------------------------------------
              Century Cable Holdings, LLC
$  1,000,000  Term Loan, Maturing June 30, 2009                  $      967,837
              Century Cable Holdings, LLC
   7,500,000  Term Loan, Maturing December 31, 2009                   7,275,000
              Charter Communications Operating, LLC.
  50,000,000  Term Loan, Maturing March 18, 2008                     48,769,550
              Charter Communications VI
   2,500,000  Term Loan, Maturing June 30, 2008                       2,444,063
              Charter Communications VIII
   5,000,000  Term Loan, Maturing February 2, 2008                    4,898,125
              Classic Cable, Inc.
   2,491,926  Term Loan, Maturing October 31, 2007                    2,277,620
              Falcon Holding Group, L.P.
     244,775  Revolvering Loan Maturing December 31, 2005               238,656
              Frontiervision Operating Partners, L.P.
   6,425,529  Term Loan, Maturing March 31, 2006                      6,377,337
              Hilton Head Communications (AKA UCA Corp)
  16,000,000  Term Loan, Maturing May 15, 2007                       16,020,000
              Insight Midwest Holdings, LLC
  24,000,000  Term Loan, Maturing December 31, 2009                  23,874,000
              Mediacom Southeast
   1,500,000  Revolvering Loan Maturing September 30, 2008            1,487,813
              RCN Corporation
   3,250,000  Term Loan, Maturing June 30, 2007                       2,291,250
              Videotron LTEE
  12,000,000  Term Loan, Maturing December 1, 2009                   11,955,000
-------------------------------------------------------------------------------
                                                                 $  128,876,251
-------------------------------------------------------------------------------
Casinos & Gaming  -- 2.7%
-------------------------------------------------------------------------------
              Alliance Gaming Corporation
$  7,000,000  Term Loan, Maturing November 30, 2006              $    6,969,375
              Argosy Gaming Company
   4,987,500  Term Loan, Maturing June 30, 2008                       5,001,530
              Aztar Corporation
   1,736,675  Term Loan, Maturing June 30, 2005                       1,732,333
              Boyd Gaming Corporation
   1,615,578  Term Loan, Maturing June 15, 2003                       1,601,441
   1,593,943  Term Loan, Maturing September 15, 2003                  1,579,000
              Isle of Capri Casinos
   1,642,597  Term Loan, Maturing March 2, 2006                       1,614,366
   1,437,273  Term Loan, Maturing March 2, 2007                       1,412,570
              Mandalay Resort Group
  10,000,000  Term Loan, Maturing August 18, 2006                     9,950,000
              Penn National Gaming, Inc.
   7,453,467  Term Loan, Maturing July 31, 2006                       7,424,585
-------------------------------------------------------------------------------
                                                                 $   37,285,200
-------------------------------------------------------------------------------
Chemicals  -- 4.8%
-------------------------------------------------------------------------------
              Arteva B.V. (Kosa)
$  7,222,126  Term Loan, Maturing December 31, 2006              $    7,050,601
              Equistar Chemicals, L.P.
   5,000,000  Term Loan, Maturing August 31, 2007                     4,907,500
              GEO Specialty Chemicals, Inc.
   2,500,000  Term Loan, Maturing December 31, 2007                   2,375,000
              Georgia Gulf Corporation
   2,785,823  Term Loan, Maturing December 31, 2006                   2,753,786
              Huntsman Corporation
   1,470,000  Term Loan, Maturing December 31, 2004                     769,913
              Huntsman Int'l (FKA H. ICI)
   4,103,838  Term Loan, Maturing June 30, 2007                       3,818,851
   4,103,838  Term Loan, Maturing June 30, 2008                       3,818,851
              IMC Global, Inc
   6,483,750  Term Loan, Maturing November 17, 2006                   6,481,046
              Lyondell Petrochemical Company
   2,047,805  Term Loan, Maturing June 30, 2005                       1,906,033
  14,620,790  Term Loan, Maturing June 30, 2007                      13,783,355
              Messer Griesham GmbH
   2,455,691  Term Loan, Maturing April 30, 2009                      2,464,900
   4,544,309  Term Loan, Maturing April 30, 2010                      4,561,350
              Millenium Chemicals inc.
   4,000,000  Term Loan, Maturing June 30, 2006                       3,970,000
              NOVEON (AKA PMD)
   3,606,875  Term Loan, Maturing September 30, 2008                  3,528,296
              Polymer Group, Inc.
   5,961,887  Term Loan, Maturing December 20, 2005                   4,990,099
-------------------------------------------------------------------------------
                                                                 $   67,179,581
-------------------------------------------------------------------------------
Coal  -- 0.5%
-------------------------------------------------------------------------------
              Arch Western Resources, LLC.
$  7,500,000  Term Loan, Maturing May 31, 2003                   $    7,425,000
-------------------------------------------------------------------------------
                                                                 $    7,425,000
-------------------------------------------------------------------------------
Commercial Services -- 2.3%
-------------------------------------------------------------------------------
              Advanstar Communications Inc.
$  5,606,571  Term Loan, Maturing November 17, 2007              $    5,167,392
              Anthony Crane Rental, L.P.
   4,488,520  Term Loan, Maturing July 20, 2006                       3,545,931
              Brickman Holdings Corp
   3,145,562  Term Loan, Maturing January 14, 2006                    3,129,834
              Caterair International Corporation
     542,365  Term Loan, Maturing March 1, 2007                         413,554
              Coinmach Laundry Corporation
   4,222,526  Term Loan, Maturing June 30, 2005                       4,206,691
              Corrections Corporation (formerly Prison Realty
              Corporation)
     819,527  Revolving Loan, Maturing January 1, 2003                  782,648
   1,372,897  Term Loan, Maturing January 1, 2003                     1,314,549
   3,011,712  Term Loan, Maturing January 1, 2004                     2,883,714
              Nationsrent, Inc.
   2,079,000  Term Loan, Maturing July 20, 2006                       1,233,539
              SC International Services, Inc.
   8,192,176  Term Loan, Maturing March 1, 2007                       6,246,534
              Volume Services, Inc.
   2,457,915  Term Loan, Maturing December 31, 2002                   2,430,263
-------------------------------------------------------------------------------
                                                                 $   31,354,649
-------------------------------------------------------------------------------
Communications Equipment  -- 1.0%
-------------------------------------------------------------------------------
              Amphenol Corporation
$    833,778  Term Loan, Maturing May 19, 2004                   $      818,665
  11,396,222  Term Loan, Maturing May 19, 2006                       11,313,417
              Superior Telecom, Inc.
   1,989,720  Term Loan, Maturing November 27, 2005                   1,410,570
-------------------------------------------------------------------------------
                                                                 $   13,542,652
-------------------------------------------------------------------------------
Computer Software & Services  -- 0.8%
-------------------------------------------------------------------------------
              Paul G. Allen
$  3,557,143  Term Loan, Maturing June 10, 2003                  $    3,546,027
              Titan Corporation
   3,504,851  Term Loan, Maturing March 31, 2006                      3,430,372
   4,447,227  Term Loan, Maturing March 31, 2007                      4,352,723
-------------------------------------------------------------------------------
                                                                 $   11,329,122
-------------------------------------------------------------------------------
Construction & Engineering -- 0.1%
-------------------------------------------------------------------------------
              URS Corporation
$  1,984,772  Term Loan, Maturing June 9, 2006                   $    1,945,076
-------------------------------------------------------------------------------
                                                                 $    1,945,076
-------------------------------------------------------------------------------
Construction Materials  -- 0.1%
-------------------------------------------------------------------------------
              Formica Corporation
$  1,249,417  Term Loan, Maturing April 30, 2006                 $    1,186,360
-------------------------------------------------------------------------------
                                                                 $    1,186,360
-------------------------------------------------------------------------------
Containers & Packaging - Metal & Glass  -- 1.3%
-------------------------------------------------------------------------------
              Ball Corporation
$  7,794,634  Term Loan, Maturing March 10, 2006                 $    7,765,404
              Impress Metal Packaging Holdings B.V.
   1,990,000  Term Loan, Maturing December 31, 2006                   1,830,800
              Silgan Holdings Inc.
   1,711,068  Revolving Loan Maturing December 31, 2003               1,639,417
     508,371  Term Loan, Maturing December 31, 2003                     494,391
   5,953,998  Term Loan, Maturing June 30, 2005                       5,854,762
-------------------------------------------------------------------------------
                                                                 $   17,584,774
-------------------------------------------------------------------------------
Containers & Packaging - Paper  -- 2.9%
-------------------------------------------------------------------------------
              Gaylord Container Corporation
$  1,928,571  Revolving Loan Maturing June 19, 2004              $    1,815,268
              Greif Bros. Corporation
   1,864,704  Term Loan, Maturing February 28, 2008                   1,862,373
              Jefferson Smurfit Corporation
   6,750,000  Term Loan, Maturing March 31, 2005                      6,668,440
   7,300,000  Term Loan, Maturing March 24, 2006                      7,286,313
              Port Townsend Paper Corporation
     650,000  Term Loan, Maturing March 16, 2007                        628,875
     995,000  Term Loan, Maturing March 16, 2007                        972,613
              Riverwood International Corporation
     950,000  Revolving Loan Maturing December 31, 2005                 926,844
  10,000,000  Term Loan, Maturing December 31, 2006                  10,020,830
              Stone Container Corporation
   2,470,216  Term Loan, Maturing October 1, 2003                     2,461,261
   1,695,759  Term Loan, Maturing October 1, 2004                     1,687,811
   3,916,486  Term Loan, Maturing December 31, 2006                   3,884,665
-------------------------------------------------------------------------------
                                                                 $   38,215,293
-------------------------------------------------------------------------------
Containers & Packaging - Plastics -- 1.8%
-------------------------------------------------------------------------------
              Crown Cork & Seal Company, Inc.
$ 20,000,000  Term Loan, Maturing February 4, 2002               $   19,812,500
              IPC, Inc.
   5,968,912  Term Loan, Maturing September 30, 2004                  5,819,689
-------------------------------------------------------------------------------
                                                                 $   25,632,189
-------------------------------------------------------------------------------
Educational Services -- 0.1%
-------------------------------------------------------------------------------
              Kindercare Learning Centers, Inc.
$  1,126,621  Revolving Loan Maturing February 13, 2005          $    1,049,636
     370,364  Term Loan, Maturing February 13, 2006                     353,698
-------------------------------------------------------------------------------
                                                                 $    1,403,334
-------------------------------------------------------------------------------
Entertainment  -- 4.4%
-------------------------------------------------------------------------------
              Blockbuster Entertainment Corp.
$    771,429  Revolving Loan Maturing July 1, 2004               $      729,000
  18,500,000  Term Loan, Maturing July 1, 2004                       17,875,625
              Dreamworks Film Trust
   6,470,000  Term Loan, Maturing December 31, 2006                   6,500,331
              KSL Recreation Group, Inc.
   2,375,258  Term Loan, Maturing April 30, 2005                      2,290,145
   2,375,258  Term Loan, Maturing April 30, 2006                      2,311,917
   3,000,000  Term Loan, Maturing April 30, 2007                      2,946,564
              Metro-Goldwyn-Mayer Studios Inc.
  11,900,175  Term Loan, Maturing March 31, 2004                     11,742,498
              Six Flags Theme Parks Inc.
  16,250,000  Term Loan, Maturing September 30, 2005                 16,253,055
-------------------------------------------------------------------------------
                                                                 $   60,649,135
-------------------------------------------------------------------------------
Environmental Services  -- 0.8%
-------------------------------------------------------------------------------
              Allied Waste Industries, Inc.
$    500,000  Term Loan, Maturing July 30, 2005                  $      480,580
   3,891,849  Term Loan, Maturing July 30, 2006                       3,809,603
   4,670,219  Term Loan, Maturing July 30, 2007                       4,571,523
              Stericycle, Inc.
     500,000  Term Loan, Maturing November 10, 2006                     501,875
-------------------------------------------------------------------------------
                                                                 $    9,363,581
-------------------------------------------------------------------------------
Food Services -- 0.1%
-------------------------------------------------------------------------------
              Buffets, Inc.
$    792,857  Term Loan, Maturing March 31, 2006                 $      786,911
   1,131,429  Term Loan, Maturing March 31, 2007                      1,132,371
-------------------------------------------------------------------------------
                                                                 $    1,919,282
-------------------------------------------------------------------------------
Food, Beverages & Tobacco -- 2.5%
-------------------------------------------------------------------------------
              Cott Corporation
$  1,447,500  Term Loan, Maturing December 31, 2006              $    1,452,928
              CP Kelco U.S., Inc.
   3,685,185  Term Loan, Maturing March 31, 2008                      3,312,981
   1,231,481  Term Loan, Maturing September 30, 2008                  1,107,102
              Del Monte Corporation
   5,968,753  Term Loan, Maturing March 31, 2008                      5,996,735
              Domino's Inc.
   2,892,557  Term Loan, Maturing December 21, 2006                   2,904,760
   2,897,624  Term Loan, Maturing December 21, 2007                   2,909,849
              Eagle Family Foods, Inc
     935,860  Term Loan, Maturing December 31, 2005                     849,293
              Flowers Foods, Inc.
   4,987,500  Term Loan, Maturing June 30, 2006                       5,001,216
              Interstate Brands Corporations
   7,730,625  Term Loan, Maturing July 19, 2007                       7,749,952
              Michael Foods, Inc.
   2,352,672  Term Loan, Maturing March 30, 2008                      2,362,965
              Nutra Sweet (FKA Sweeteners Holdings, Inc.)
     178,357  Term Loan, Maturing June 30, 2007                         178,059
              Pabst Brewing Company
     992,903  Term Loan, Maturing April 30, 2004                        843,968
-------------------------------------------------------------------------------
                                                                 $   34,669,808
-------------------------------------------------------------------------------
Health Care - Equipment & Supplies  -- 2.5%
-------------------------------------------------------------------------------
              Alpharma Operating Corporation
$  4,000,000  Term Loan, Maturing December 31, 2008              $    3,992,500
              Amerisource Bergen Corporation
  13,000,000  Term Loan, Maturing March 31, 2005                     12,870,000
              Charles River Laboratories, Inc.
   2,854,167  Term Loan, Maturing October 13, 2007                    2,864,870
     760,000  Term Loan, Maturing February 15, 2008                     761,425
              Fisher Scientific International Inc
   2,987,844  Term Loan, Maturing January 21, 2005                    2,974,772
   2,902,005  Term Loan, Maturing January 21, 2006                    2,904,422
   2,409,727  Term Loan, Maturing January 21, 2007                    2,411,734
              Stryker Corporation
     242,424  Revolving Loan Maturing December 31, 2004                 240,909
   2,473,705  Term Loan, Maturing December 31, 2004                   2,467,520
   2,653,453  Term Loan, Maturing December 10, 2005                   2,662,782
-------------------------------------------------------------------------------
                                                                 $   34,150,934
-------------------------------------------------------------------------------
Health Care - Providers & Services  -- 1.5%
-------------------------------------------------------------------------------
              Caremark RX, Inc
$  1,990,000  Term Loan, Maturing March 15, 2006                 $    2,007,826
              Community Health Systems, Inc.
   1,816,156  Term Loan, Maturing December 31, 2003                   1,821,265
   1,816,156  Term Loan, Maturing December 31, 2004                   1,822,114
   1,068,622  Term Loan, Maturing December 31, 2005                   1,073,799
              Concentra Managed Care, Inc.
   2,123,854  Term Loan, Maturing December 31, 2005                   2,119,871
   1,060,226  Term Loan, Maturing December 31, 2006                   1,058,238
              DaVita, Inc (FKA Total Renal Care)
   1,784,447  Term Loan, Maturing March 31, 2006                      1,793,528
              Express Scripts, Inc.
     677,419  Term Loan, Maturing March 31, 2006                        673,185
              Magellan Health Services, Inc.
   1,030,928  Term Loan, Maturing February 12, 2005                   1,031,186
   1,030,929  Term Loan, Maturing February 12, 2006                   1,031,186
              Sybron Dental Management
     990,980  Term Loan, Maturing November 28, 2007                     992,838
              Team Health
   3,496,567  Term Loan, Maturing March 12, 2006                      3,479,084
              Triad Hospitals Holdings, Inc.
   2,000,000  Term Loan, Maturing March 31, 2008                      2,014,500
-------------------------------------------------------------------------------
                                                                 $   20,918,620
-------------------------------------------------------------------------------
Hotels  -- 1.0%
-------------------------------------------------------------------------------
              Extended Stay America
$  7,500,000  Term Loan, Maturing December 31, 2007              $    7,365,000
              Starwood Hotels & Resorts
   5,350,000  Term Loan, Maturing February 23, 2003                   5,268,413
              Wyndham International, Inc.
   2,118,479  Term Loan, Maturing June 30, 2004                       1,688,826
-------------------------------------------------------------------------------
                                                                  $  14,322,239
-------------------------------------------------------------------------------
Household Furnish & Appliances -- 0.7%
-------------------------------------------------------------------------------
              Goodman Manufacturing Company, L.P.
$  1,373,409  Term Loan, Maturing July 31, 2005                  $    1,332,779
              Sealy Mattress Company
   2,483,210  Term Loan, Maturing December 15, 2004                   2,478,296
   1,904,331  Term Loan, Maturing December 15, 2005                   1,900,562
   2,320,680  Term Loan, Maturing December 15, 2006                   2,316,088
              Simmons Company
   1,116,076  Term Loan, Maturing October 30, 2005                    1,112,449
   1,010,531  Term Loan, Maturing October 30, 2006                    1,008,257
-------------------------------------------------------------------------------
                                                                 $   10,148,431
-------------------------------------------------------------------------------
Household Products  -- 0.4%
-------------------------------------------------------------------------------
              Church & Dwight Co. Inc.
$  3,000,000  Term Loan, Maturing September 30, 2007             $    3,008,439
              The Scotts Company
   1,996,154  Term Loan, Maturing December 31, 2007                   2,001,559
-------------------------------------------------------------------------------
                                                                 $    5,009,998
-------------------------------------------------------------------------------
Insurance  -- 0.5%
-------------------------------------------------------------------------------
              Willis Corroon Corporation
$  1,504,546  Term Loan, Maturing February 5, 2005               $    1,478,216
     597,668  Term Loan, Maturing February 19, 2007                     589,201
   2,650,754  Term Loan, Maturing February 19, 2008                   2,622,039
   2,650,754  Term Loan, Maturing August 19, 2008                     2,622,039
-------------------------------------------------------------------------------
                                                                 $    7,311,495
-------------------------------------------------------------------------------
Leisure  -- 0.2%
-------------------------------------------------------------------------------
              Blount International Inc.
$  3,191,817  Term Loan, Maturing July 31, 2006                  $    2,824,758
-------------------------------------------------------------------------------
                                                                 $    2,824,758
-------------------------------------------------------------------------------
Leisure Equipment & Products  -- 0.2%
-------------------------------------------------------------------------------
              AMSCAN Holdings, Inc.
$  2,992,228  Term Loan, Maturing December 31, 2004              $    2,752,850
-------------------------------------------------------------------------------
                                                                 $    2,752,850
-------------------------------------------------------------------------------
Machinery -- 1.1%
-------------------------------------------------------------------------------
              Flowserve Corporation
$  2,409,091  Term Loan, Maturing June 30, 2007                  $    2,395,540
   6,193,671  Term Loan, Maturing June 30, 2008                       6,195,609
              The Manitowoc Company
   6,683,250  Term Loan, Maturing June 30, 2007                       6,723,350
-------------------------------------------------------------------------------
                                                                 $   15,314,499
-------------------------------------------------------------------------------
Manufacturing  -- 3.6%
-------------------------------------------------------------------------------
              Advanced Glassfiber Yarns LLC
$  5,000,000  Term Loan, Maturing September 30, 2005             $    4,850,000
              Dayton Superior Corporation
     610,000  Term Loan, Maturing September 29, 2005                    606,950
   2,500,000  Term Loan, Maturing May 31, 2008                        2,487,500
              Dresser, Inc.
     987,500  Term Loan, Maturing March 31, 2006                        984,619
   6,483,750  Term Loan, Maturing March 31, 2007                      6,520,221
              Gentek, Inc.
   2,448,402  Term Loan, Maturing April 30, 2007                      2,203,561
              Joy Global, Inc.
   3,000,000  Term Loan, Maturing April 30, 2005                      3,000,000
              Mueller Group, Inc.
   2,483,490  Term Loan, Maturing August 17, 2006                     2,437,960
   1,488,579  Term Loan, Maturing August 17, 2007                     1,461,289
   1,970,000  Term Loan, Maturing August 17, 2008                     1,930,600
              Neenah Foundry Company
   3,794,899  Term Loan, Maturing September 30, 2005                  3,605,154
              Oshkosh Truck Corporation
   4,488,750  Term Loan, Maturing January 31, 2007                    4,509,322
              Panavision International,  L.P.
   1,993,243  Term Loan, Maturing March 31, 2005                      1,601,238
              SPX Corporation
   5,192,329  Term Loan, Maturing December 31, 2006                   5,161,502
   6,419,294  Term Loan, Maturing December 31, 2008                   6,390,407
              UCAR Finance, Inc.
   2,711,020  Term Loan, Maturing December 31, 2007                   2,628,559
-------------------------------------------------------------------------------
                                                                 $   50,378,882
-------------------------------------------------------------------------------
Metals & Mining  -- 0.1%
-------------------------------------------------------------------------------
              Stillwater Mining Company
$  1,492,500  Term Loan, Maturing June 30, 2007                  $    1,488,769
-------------------------------------------------------------------------------
                                                                 $    1,488,769
-------------------------------------------------------------------------------
Miscellaneous -- 0.5%
-------------------------------------------------------------------------------
              Sotheby's Holdings, Inc.
$  7,250,000  Term Loan, Maturing August 11, 2002                $    7,213,750
-------------------------------------------------------------------------------
                                                                 $    7,213,750
-------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.7%
-------------------------------------------------------------------------------
              Buhrmann, Inc.
$  4,925,057  Term Loan, Maturing December 31, 2007              $    4,777,305
              Iron Mountain, Inc.
   5,392,230  Term Loan, Maturing February 28, 2006                   5,432,672
-------------------------------------------------------------------------------
                                                                 $   10,209,977
-------------------------------------------------------------------------------
Oil & Gas  -- 1.5%
-------------------------------------------------------------------------------
              The Premcor Refining Group, Inc.
$ 12,250,000  Term Loan, Maturing August 23, 2003                $   12,219,375
              Tesoro Petroleum Corp.
   9,000,000  Term Loan, Maturing December 31, 2007                   9,020,628
-------------------------------------------------------------------------------
                                                                 $   21,240,003
-------------------------------------------------------------------------------
Paper & Forest Products  -- 0.7%
-------------------------------------------------------------------------------
              Bear Island Paper Company, LLC
$  1,178,130  Term Loan, Maturing December 31, 2005              $    1,172,239
              Norske Skog Canada LTD
   7,730,625  Term Loan, Maturing August 10, 2007                     7,749,952
              Potlatch Corporation
     997,500  Term Loan, Maturing June 29, 2005                       1,000,825
-------------------------------------------------------------------------------
                                                                 $    9,923,016
-------------------------------------------------------------------------------
Personal Products  -- 1.6%
-------------------------------------------------------------------------------
              Armkel, LLC
$  1,500,000  Term Loan, Maturing March 31, 2009                 $    1,505,625
              Mary Kay Cosmetics, Inc.
   8,000,000  Term Loan, Maturing December 6, 2002                    7,930,000
              Playtex Products, Inc.
  12,977,250  Term Loan, Maturing May 31, 2009                       13,044,161
-------------------------------------------------------------------------------
                                                                 $   22,479,786
-------------------------------------------------------------------------------
Pharmaceuticals & Biotechnology -- 0.1%
-------------------------------------------------------------------------------
              Advance Paradigm, Inc.
$  1,272,740  Term Loan, Maturing September 30, 2007             $    1,274,330
-------------------------------------------------------------------------------
                                                                 $    1,274,330
-------------------------------------------------------------------------------
Publishing & Printing -- 3.6%
-------------------------------------------------------------------------------
              American Media Operations Inc.
$  5,434,787  Term Loan, Maturing April 1, 2007                  $    5,331,189
              Journal Register Company
   9,152,291  Term Loan, Maturing September 30, 2006                  9,003,567
              Liberty Group Operating, Inc.
   3,482,323  Term Loan, Maturing April 30, 2007                      3,343,030
              Morris Communications Corporation
   8,000,000  Term Loan, Maturing June 30, 2005                       7,960,000
              R.H. Donnelley Inc.
   3,302,170  Term Loan, Maturing December 5, 2005                    3,289,787
   3,093,952  Term Loan, Maturing December 5, 2006                    3,082,349
              Reiman Publications
   1,135,964  Term Loan, Maturing November 30, 2005                   1,133,834
              The McClatchy Company
  12,352,616  Term Loan, Maturing September 10, 2007                 12,293,941
              Transwestern Publishing Company LLC
   3,990,000  Term Loan, Maturing June 27, 2008                       3,987,506
-------------------------------------------------------------------------------
                                                                 $   49,425,203
-------------------------------------------------------------------------------
Real Estate  -- 3.7%
-------------------------------------------------------------------------------
              AGBRI Octagon
$  4,000,000  Term Loan, Maturing May 31, 2004                   $    3,980,000
              Crescent Real Estate Equities, L.P.
   8,000,000  Term Loan, Maturing May 31, 2005                        7,970,000
              FFD Development Company LLC
     160,000  Revolving Loan, Maturing April 2, 2004                    159,200
              Heritage Property Investment Trust, Inc
   3,000,000  Term Loan, Maturing March 18, 2004                      3,000,000
              iStar Preferred Holdings LLC
   2,000,000  Term Loan, Maturing July 20, 2006                       1,940,000
              Lennar Corporation
   5,179,599  Term Loan, Maturing May 2, 2007                         5,176,362
              125 West 55th Street
   5,482,540  Term Loan, Maturing June 9, 2004                        5,482,540
              622 Third Ave Company LLC
   5,000,000  Term Loan, Maturing September 30, 2004                  5,000,000
              Head Acquisition
   9,620,650  Term Loan, Maturing November 8, 2002                    9,512,418
              MeriStar Investment Partners, L.P.
   2,365,000  Term Loan, Maturing March 31, 2002                      2,246,750
   1,101,304  Term Loan, Maturing March 31, 2003                      1,046,239
              OLY Hightop Parent
   2,378,571  Term Loan, Maturing March 31, 2006                      2,378,571
              Strategic Hotel Capital, LLC
   2,993,739  Term Loan, Maturing April 30, 2004                      2,976,899
              Urban Shopping Centers
   1,000,000  Term Loan, Maturing November 8, 2002                      990,000
-------------------------------------------------------------------------------
                                                                 $   51,858,979
-------------------------------------------------------------------------------
Restaurants  -- 1.4%
-------------------------------------------------------------------------------
              AFC Enterprises Inc
$  2,309,367  Term Loan, Maturing June 30, 2004                  $    2,302,873
              Applebee's International, Inc.
   6,763,771  Term Loan, Maturing March 31, 2006                      6,797,590
              Tricon Global Restaurants, Inc.
  11,051,633  Term Loan, Maturing October 2, 2002                    10,909,542
-------------------------------------------------------------------------------
                                                                 $   20,010,005
-------------------------------------------------------------------------------
Retail - Food & Drug  -- 4.9%
-------------------------------------------------------------------------------
              Duane Reade Inc.
$  5,985,000  Term Loan, Maturing February 15, 2007              $    5,962,556
              Fleming Companies, Inc.
  11,863,477  Term Loan, Maturing July 25, 2004                      11,863,477
              Rite Aid Corporation
  23,938,740  Term Loan, Maturing June 27, 2005                      23,649,488
     861,260  Term Loan, Maturing June 27, 2006                         844,035
              SDM Corporation (FKA Shoppers Acquisition
              Corporation)
   3,591,673  Term Loan, Maturing March 30, 2008                      3,599,248
   3,591,673  Term Loan, Maturing March 30, 2009                      3,599,248
              Winn-Dixie Stores
  18,909,987  Term Loan, Maturing March 28, 2007                     18,760,277
-------------------------------------------------------------------------------
                                                                 $   68,278,329
-------------------------------------------------------------------------------
Retail - Multiline  -- 1.6%
-------------------------------------------------------------------------------
              Ames Merchandising Corporation
$ 14,000,000  Term Loan, Maturing March 31, 2004                 $   13,982,500
              Kmart Corporation
   3,888,235  Revolving Loan Maturing December 6, 2002                3,747,287
              Shopko Stores, Inc.
   4,000,000  Term Loan, Maturing March 12, 2004                      4,005,000
-------------------------------------------------------------------------------
                                                                 $   21,734,787
-------------------------------------------------------------------------------
Retail - Specialty  -- 1.5%
-------------------------------------------------------------------------------
              Advance Stores Company, Inc.
$  2,197,487  Term Loan, Maturing April 15, 2006                 $    2,186,499
              Charming Shoppes, Inc.
   5,298,572  Revolving Loan Maturing August 31, 2004                 5,251,407
              CSK Auto, Inc.
   1,696,000  Revolving Loan Maturing October 31, 2002                1,450,080
   1,288,184  Term Loan, Maturing October 31, 2003                    1,150,778
     995,951  Term Loan, Maturing October 31, 2004                      889,716
              Jo-Ann Stores, Inc.
   3,000,000  Term Loan, Maturing April 30, 2005                      2,994,375
              Travelcenters of America, Inc.
   6,700,000  Term Loan, Maturing November 8, 2008                    6,700,000
-------------------------------------------------------------------------------
                                                                 $   20,622,855
-------------------------------------------------------------------------------
Road & Rail  -- 0.2%
-------------------------------------------------------------------------------
              Kansas City Southern Industries, Inc.
$  2,750,584  Term Loan, Maturing December 29, 2006              $    2,761,113
-------------------------------------------------------------------------------
                                                                 $    2,761,113
-------------------------------------------------------------------------------
Semiconductor Equipment & Products  -- 0.1%
-------------------------------------------------------------------------------
              Semiconductor Components Industries, LLC
$    608,475  Term Loan, Maturing August 4, 2006                 $      411,862
     608,475  Term Loan, Maturing August 4, 2007                        411,862
-------------------------------------------------------------------------------
                                                                 $      823,724
-------------------------------------------------------------------------------
Telecommunications - Wireline -- 2.2%
-------------------------------------------------------------------------------
              Alec Holdings, Inc.
$  1,842,105  Term Loan, Maturing November 30, 2006              $    1,768,421
   1,657,895  Term Loan, Maturing November 30, 2007                   1,591,579
              Broadwing Inc. (FKA Cinci Bell)
  10,730,000  Term Loan, Maturing December 31, 2005                  10,280,681
  13,000,000  Term Loan, Maturing December 31, 2006                  12,393,329
              Fairpoint Communications, Inc. (FKA MJD)
   4,974,227  Term Loan, Maturing March 31, 2007                      4,825,000
-------------------------------------------------------------------------------
                                                                 $   30,859,010
-------------------------------------------------------------------------------
Telecommunications - Wireless -- 4.6%
-------------------------------------------------------------------------------
              Centennial Cellular Corp.
$  7,767,597  Term Loan, Maturing November 30, 2006              $    7,346,850
  11,600,214  Term Loan, Maturing November 30, 2007                  10,971,865
              Microcell Connexions
   2,470,630  Term Loan, Maturing March 1, 2006                       2,001,210
              Nextel Communications, Inc.
   1,250,000  Term Loan, Maturing June 30, 2008                       1,076,674
   1,250,000  Term Loan, Maturing December 30, 2008                   1,076,674
  12,000,000  Term Loan, Maturing March 31, 2009                     10,069,092
              Rural Cellular Corporation
   2,947,643  Term Loan, Maturing April 6, 2008                       2,871,005
   2,947,643  Term Loan, Maturing April 6, 2009                       2,871,005
              Western Wireless
     300,000  Term Loan, Maturing September 30, 2007                    293,750
  24,730,000  Term Loan, Maturing September 30, 2008                 24,544,525
              Winstar Communications, Inc.*
     261,111  DIP Loan, Maturing December 31, 2001                      261,111
   2,000,000  Term Loan, Maturing September 30, 2007                    181,428
-------------------------------------------------------------------------------
                                                                 $   63,565,189
-------------------------------------------------------------------------------
Textiles & Apparel  -- 0.0%
-------------------------------------------------------------------------------
              Pillowtex Corporation*
$  1,474,922  Term Loan, Maturing December 31, 2004              $      514,195
-------------------------------------------------------------------------------
                                                                 $      514,195
-------------------------------------------------------------------------------
Total Senior, Secured, Floating Rate Interests
  (identified cost, $1,229,980,806)                              $1,205,864,429
-------------------------------------------------------------------------------
Corporate Bonds & Notes -- 1.5%

Principal
Amount
(000 omitted) Security                                                    Value
-------------------------------------------------------------------------------
Airlines -- 0.3%
-------------------------------------------------------------------------------
              Delta Air Lines
$      5,000  7.70%, 12/15/05                                    $    4,600,826
-------------------------------------------------------------------------------
                                                                 $    4,600,826
-------------------------------------------------------------------------------
Business Services - Miscellaneous -- 0.6%
-------------------------------------------------------------------------------
              Cendant Corp.
$      3,000  6.875%, 8/15/06                                    $    2,849,103
              ServiceMaster
       5,000  8.45%, 4/15/05                                          5,335,215
-------------------------------------------------------------------------------
                                                                   $  8,184,318
-------------------------------------------------------------------------------
Financial Services -- 0.2%
-------------------------------------------------------------------------------
              GATX Capital Corp.
$      3,000  8.25%, 9/1/03                                      $    2,830,425
-------------------------------------------------------------------------------
                                                                 $    2,830,425
-------------------------------------------------------------------------------
Medical Products -- 0.4%
-------------------------------------------------------------------------------
              Boston Scientific
$      5,250  6.625%, 3/15/05                                    $    5,412,592
-------------------------------------------------------------------------------
                                                                 $    5,412,592
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost, $21,362,970)                                 $   21,028,161
-------------------------------------------------------------------------------
Common Stocks and Warrants -- 0.0%

Shares/
Warrants      Security                                                    Value
-------------------------------------------------------------------------------
       7,860  Exide Corporation                                  $            0
-------------------------------------------------------------------------------
Total Common Stocks and Warrants
  (amortized cost, $0)                                           $            0
-------------------------------------------------------------------------------
Commercial Paper -- 10.9%

Principal
Amount        Security                                                    Value
-------------------------------------------------------------------------------
$ 58,833,000  Citi Group Holdings Inc., 2.63%, 11/1/01           $   58,833,000
  33,342,000  Delaware Funding Corp., 2.39%, 11/20/01                33,299,943
  58,833,000  General Electric Capital, 2.64%, 11/1/01               58,833,000
-------------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost, $150,965,943)                                 $  150,965,943
-------------------------------------------------------------------------------
Total Investments
  (identified cost, $1,402,309,719)                              $1,377,858,533
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.7%                           $    9,869,497
-------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                       $1,387,728,030
------------------------------------------------------------------------------
(1) Senior Secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately three years.
  * Defaulted security

Floating Rate Portfolio as of October 31, 2001

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
As of October 31, 2001

Assets
-------------------------------------------------------------------------------

Investments, at value
  (identified cost, $1,402,309,719)                              $1,377,858,533
Cash                                                                  4,208,226
Interest receivable                                                   6,768,327
Receivable from the Investment Adviser                                  115,307
Prepaid expenses                                                         60,039
-------------------------------------------------------------------------------
Total assets                                                     $1,389,010,432
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------
Payable for open swap contracts                                  $    1,208,682
Payable to affiliate for Trustees' fees                                     165
Accrued expenses                                                         73,555
-------------------------------------------------------------------------------
Total liabilities                                                $    1,282,402
-------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $1,387,728,030
-------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $1,413,228,359
Net unrealized depreciation (computed on the
  basis of identified cost)                                         (25,500,329)
-------------------------------------------------------------------------------
Total                                                            $1,387,728,030
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2001

Statement of Operations

For the Year Ended
October 31, 2001

Investment Income
-------------------------------------------------------------------------------
Interest                                                           $ 57,839,027
-------------------------------------------------------------------------------
Total investment income                                            $ 57,839,027
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                             $  4,641,792
Trustees' fees and expenses                                              12,860
Custodian fee                                                           189,841
Legal and accounting services                                            80,362
Miscellaneous                                                            96,980
-------------------------------------------------------------------------------
Total expenses                                                     $  5,021,835
-------------------------------------------------------------------------------
Deduct --
  Allocation of expenses to the Investment Adviser                 $    115,307
  Reduction of investment adviser fee                                   214,781
-------------------------------------------------------------------------------
Total expense reductions                                           $    330,088
-------------------------------------------------------------------------------
Net expenses                                                       $  4,691,747
-------------------------------------------------------------------------------
Net investment income                                              $ 53,147,280
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investments transactions (identified cost basis)                 $    477,260
-------------------------------------------------------------------------------
Net realized gain                                                  $    477,260
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $(24,282,302)
  Interest rate swap contracts                                       (1,049,143)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $(25,331,445)
-------------------------------------------------------------------------------
Net realized and unrealized loss                                   $(24,854,185)
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $ 28,293,095
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2001

Statements of Changes in Net Assets

Increase (Decrease)                       Year Ended         Period Ended
in Net Assets                             October 31, 2001   October 31, 2000(1)
-------------------------------------------------------------------------------
From operations --
  Net investment income                   $  53,147,280      $      993,319
  Net realized gain (loss)                      477,260              (5,550)
  Net change in unrealized appreciation
    (depreciation)                          (25,331,445)           (168,884)
-------------------------------------------------------------------------------
Net increase in net assets from
  operations                              $  28,293,095      $      818,885
-------------------------------------------------------------------------------
Capital transactions --
  Contributions                           $1,495,843,116     $  145,938,800
  Withdrawals                               (282,304,261)          (861,605)
-------------------------------------------------------------------------------
Net increase in
  net assets from
  capital transactions                    $1,213,538,855     $  145,077,195
-------------------------------------------------------------------------------
Net increase in net assets                $1,241,831,950     $  145,896,080
-------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------
At beginning of year                      $  145,896,080     $           --
-------------------------------------------------------------------------------
At end of year                            $1,387,728,030     $  145,896,080
-------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October
    31, 2000.


                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2001

Supplementary Data
                                                        Year Ended October 31,
                                                    ----------------------------
Ratios/Supplementary Data+                             2001         2000(1)
-------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                             0.57%      0.04%(2)
    Net investment income                                    6.45%      8.49%(2)
Portfolio Turnover                                             52%         3%
-------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $1,387,728   $145,896
-------------------------------------------------------------------------------
+ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee and an allocation of expenses to the
  Investment Adviser. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses                                                 0.61%      0.79%(2)
    Net investment income                                    6.41%      7.74%(2)
-------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October
    31, 2000.
(2) Annualized.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2001

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
-------------------------------------------------------------------------------
  The Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior secured floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for investment companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing discount and premium on debt securities effective November 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation based on securities held as of October 31, 2001. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio has entered into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a fixed rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ form those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2001, the fee was equivalent to 0.575% of the Portfolio's average net assets for such period and amounted to $4,641,792.
  To enhance the net income of the Portfolio the Adviser made a reduction of the investment adviser fee of $214,781. In addition, the investment adviser was allocated $115,307 of the Portfolio's operating expenses.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2001, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  During the year ended October 31, 2001 the Portfolio engaged in purchase transactions with other funds that also utilize BMR, or an affiliate of BMR, as an investment adviser. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $71,171,230.

3 Investments
-------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2001 aggregated $1,499,116,711, $243,560,243 and $107,363,811, respectively.

4 Line of Credit
-------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $600 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices.
  Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2001, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2001.

5 Federal Income Tax Basis of Investments
-------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2001, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                             $1,402,314,674
  -------------------------------------------------------------------------
  Gross unrealized appreciation                              $    2,004,365
  Gross unrealized depreciation                                 (26,460,506)
  -------------------------------------------------------------------------
  Net unrealized depreciation                                $  (24,456,141)
  -------------------------------------------------------------------------

6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio has entered into an interest rate swap agreement with JPMorgan Chase whereby the Portfolio makes semi-annual payments on the notional amount of $16,250,000. In exchange, the Portfolio receives payments quarterly equal to three month LIBOR on the same notional amount. The value of the contract, which terminates at 7/20/05, is recorded as a payable for open swap contracts of $1,208,682 at October 31, 2001.

Floating Rate Portfolio as of October 31, 2001

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
Floating Rate Portfolio:
-------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2001, the related statement of operations for the year then ended, and the statement of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, September 5, 2000, to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2001 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2001, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                                        DELOITTE & TOUCHE LLP
                                        Boston, Massachusetts
                                        December 7, 2001

Eaton Vance Floating-Rate High Income Fund as of October 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE FLOATING-RATE HIGH INCOME FUND

Officers                        Trustees

JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
WILLIAM H. AHERN, JR.
Vice President                  DONALD R. DWIGHT
                                President, Dwight Partners, Inc.
THOMAS J. FETTER
Vice President                  SAMUEL L. HAYES, III
                                Jacob H. Schiff Professor of Investment
                                Banking, Emeritus, Harvard University
ARMIN J. LANG                   Graduate School of Business Administration
Vice President
                                NORTON H. REAMER
MICHAEL R. MACH                 Chairman and Chief Operating Officer,
Vice President                  Hellman, Jordan Management Co., Inc.
                                President, Jordan Simmons Capital LLC
ROBERT B. MACINTOSH             and Unicorn Corporation
Vice President
                                LYNN A. STOUT
WALTER A. ROW III               Professor of Law,
Vice President                  UCLA School of Law

EDWARD E. SMILEY, JR.           JACK L. TREYNOR
Vice President                  Investment Adviser and Consultant

JAMES L. O'CONNOR
Treasurer

ALAN R. DYNNER
Secretary


FLOATING RATE PORTFOLIO

Officers                        Trustees

JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
SCOTT H. PAGE
Vice President and              DONALD R. DWIGHT
Co-Portfolio Manager            President, Dwight Partners, Inc.

PAYSON F. SWAFFIELD             SAMUEL L. HAYES, III
Vice President and              Jacob H. Schiff Professor of Investment
Co-Portfolio Manager            Banking, Emeritus, Harvard University
                                Graduate School of Business Administration
JAMES L. O'CONNOR
Treasurer                       NORTON H. REAMER
                                Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
ALAN R. DYNNER                  President, Jordan Simmons Capital LLC
Secretary                       and Unicorn Corporation

                                LYNN A. STOUT
                                Professor of Law,
                                UCLA School of Law

                                JACK L. TREYNOR
                                Investment Adviser and Consultant

INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE FLOATING-RATE HIGH INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA
02116-5022

EATON VANCE FLOATING-RATE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.
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                                 PRIVACY NOTICE
                         -----------------------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transations will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


811-12/01                                                                FRHISRC